UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_________________________

Date of Report (Date of earliest event reported): April 25, 2006

MERISEL, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-17156	95-4172359
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	identification No.)
incorporation)

127 W. 30th Street, 5th Floor		10001
New York, NY		(Zip Code)
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (212) 594-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

Appointment of New Chief Financial Officer
On May 1, 2006, the Company appointed Jon H. Peterson, the Company’s Vice President of Finance, to serve as the Company’s Executive Vice President and Chief Financial Officer. The terms of Mr. Peterson’s employment are summarized in Item 5.02 below.

Amendment to Color Edge LLC and Color Edge Visual LLC Asset Purchase Agreements and Confidentiality and Non-Competition Agreements

Effective as of April 25, 2006, Color Edge LLC (f/k/a/ MCEI, LLC), a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company (“Color Edge”), the Company, PRJ 1, Inc. (f/k/a Color Edge, Inc.), a New York corporation (“PRJ 1”) and the direct and indirect shareholders of PRJ 1, entered into Amendment No. 2 (the “CE Amendment”) to that certain asset purchase agreement (the “Color Edge Agreement”) among the parties dated as of December 24, 2004. Pursuant to the CE Amendment, the parties agreed that the purchase price payable under the Color Edge Agreement would be reduced by $450,425.

Effective as of April 25, 2006, Color Edge Visual LLC (f/k/a/ MCEV, LLC), a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company (“Color Edge Visual”), the Company, PRJ 2, Inc. (f/k/a Color Edge Visual, Inc.), a New York corporation (“PRJ 2”) and PRJ 3, Inc. (f/k/a Photobition New York, Inc.), a New York corporation (“PRJ 3” and collectively with PRJ 1 and PRJ 2, the “Sellers”) and the direct and indirect shareholders of PRJ 2 and PRJ 3, entered into Amendment No. 2 (the “CEV Amendment”) to that certain asset purchase agreement (the “Color Edge Visual Agreement”) among the parties dated as of December 24, 2004. Pursuant to the CEV Amendment, the parties agreed that the purchase price payable under the Color Edge Visual Agreement would be reduced by $4,053,826.

Color Edge and Color Edge Visual received cash in the amount of $3,075,609 from the escrow account related to the Color Edge Agreement and the Color Edge Visual Agreement, certain other payments from the Sellers as well as a reduction in Color Edge Visual’s obligations to make certain payments to the Sellers.

The Company, Color Edge and Color Edge Visual agreed to reduce certain indemnity and non-competition obligations of the Sellers and certain shareholders of the Sellers.

Copies of the CE and CEV Amendments are attached as Exhibits 10.1 and 10.2 to this Current Report and are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Allyson Vanderford
Effective May 1, 2006, Allyson Vanderford has resigned as our Chief Financial Officer, a position she has held since April 2004. Ms. Vanderford will remain an employee of the Company, working on special assignments. She will continue to report to Mr. Uzzi.

Appointment of Jon H. Peterson
On May 1, 2006, Jon H. Peterson, age 59, was appointed as the Company’s Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Peterson held Vice President of Finance, Treasurer, and General Manager positions with consumer package goods organizations such as Pepsico and Cott Beverages. Since 2001 and prior to being hired by the Company, Mr. Peterson was a Vice President of the Jacob Group, a boutique executive search firm, heading the finance & accounting and consumer package goods search practice. Mr. Peterson holds an MBA from Suffolk University and a BS in Finance from Northeastern University both located in Boston, MA. The information set forth in Item 1.01 to this Current Report is incorporated in this Item 5.02 by reference.

Mr. Peterson will receive a base salary of $210,000 per year. He is eligible for an annual bonus of up to 60% of his base salary, subject to achievement of performance criteria determined by the Company’s Compensation Committee in its sole discretion; provided that the amount of Mr. Peterson’s bonus for 2006 will be at least 30% of his base salary. Such performance criteria shall include achievement of the Company’s forecasted earnings before taxes and/or earnings before interests, taxes, depreciation and amortization in the financial plan approved by the Company’s Compensation Committee. Effective May 1, 2006, Mr. Peterson will receive a grant of 7,500 restricted shares of the Company’s common stock. The shares will vest on the one-year anniversary of the grant. Mr. Peterson will be entitled to customary benefits during his employment as are provided generally to other senior executives of the Company, including four (4) weeks of vacation per year, health, dental, life and disability insurance, 401(k) and other employee benefits, and reimbursement of reasonable business expenses. If Mr. Peterson is terminated by the Company (other than for cause) after a change in control, Mr. Peterson will be entitled to a severance payment equal to six (6) months base salary.

On May 1, 2006, the Company issued a press release announcing Mr. Peterson’s appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

There were no arrangements or understandings between Mr. Peterson and any other person pursuant to which Mr. Peterson was selected as an executive officer. There are no family relationships between Mr. Peterson and any of the Company’s directors and executive officers. Except as described above in Item 1.01, there are no transactions between Mr. Peterson and the Company in which Mr. Peterson has a direct or indirect material interest which we are required to report.

Retirement of Dr. Arnold Miller
Dr. Arnold Miller, a current director of the Company, announced he will retire as a member of the Company’s Board of Directors effective May 31, 2006.

Nomination of Edward Grant
Due to Dr. Miller’s retirement, the Nominating Committee met and recommended the nomination of Edward Grant for election as a director of the Company.
Mr. Grant, age 56, is a principal and practice director at Arthur Andersen LLP. He has been a partner and professional at Andersen for thirty years, serving in a number of management functions. He was an audit partner with the firm for more than sixteen years, serving as the auditor on numerous public companies. Mr. Grant is a director of Obagi Medical Products, Inc. and is the chair of its audit committee. Mr. Grant has a bachelor’s and two master’s degrees from the University of Wisconsin-Madison and has been a Certified Public Accountant since 1976. He is a past member of the American Institute of Certified Public Accountants and the Illinois Certified Public Accountants Society and has served on several civic boards.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number     Description

10.1	Amendment No. 2 to Asset Purchase Agreement and Amendment to Confidentiality and Non-Competition Agreements (MCEI)

10.2	Amendment No. 2 to Asset Purchase Agreement and Amendment to Confidentiality and Non-Competition Agreement (MCEV)

99.1	Merisel, Inc. Press Release dated May 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERISEL, INC.

Date: May 1, 2006	By:	/s/ Donald R. Uzzi
Donald R. Uzzi
Title: Chairman of the Board, Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Amendment No. 2 to Asset Purchase Agreement and Amendment to Confidentiality and Non-Competition Agreements (MCEI)
10.2	Amendment No. 2 to Asset Purchase Agreement and Amendment to Confidentiality and Non-Competition Agreement (MCEV)
99.1	Merisel, Inc. Press Release dated May 1, 2006.